UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 07, 2022

CAMBRIDGE BANCORP

(Exact name of Registrant as Specified in Its Charter)

Massachusetts	001-38184	04-2777442
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1336 Massachusetts Avenue
Cambridge, Massachusetts		02138
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 876-5500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CATC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 7, 2022, Cambridge Bancorp’s bank subsidiary, Cambridge Trust Company (the “Bank”), and Michael F. Carotenuto entered into a defined contribution supplemental executive retirement plan (the “DC SERP”). The DC SERP will be administered under the Bank’s Executive Deferred Compensation Plan (the “EDCP”).

The DC SERP, effective as of February 7, 2022, provides that the Bank shall contribute an amount equal to 10% of Mr. Carotenuto’s base salary and bonus to his account under the EDCP. Pursuant to the terms of the EDCP, Mr. Carotenuto has the right to direct the investment of his account balance (including amounts contributed pursuant to the DC SERP) by choosing from among the available investment alternatives, with his account being credited with earnings or losses arising from investment performance. Mr. Carotenuto’s account balance will be paid out, subject to the terms of the EDCP, upon his separation from service, or upon his death or disability, in a lump sum cash payment, unless he elects to receive annual installment payments. Mr. Carotenuto may also elect to receive an in-service distribution or a distribution in the event of an unforeseeable emergency. In the event of Mr. Carotenuto’s termination of employment for any reason other than “cause” (as defined in the DC SERP), Mr. Carotenuto is entitled to receive a prorated portion of the annual benefit under the DC SERP based on the number of completed months during the applicable plan year prior to his termination date, subject to his execution and delivery of an effective release of claims as well as his continued compliance with the DC SERP’s non-competition, customer and employee non-solicitation and confidentiality covenants for 12 months following his termination.

The foregoing description of the DC SERP does not purport to be complete and is qualified in its entirety by reference to the DC SERP, filed as Exhibit 10.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

The exhibits required by this item are set forth on the Exhibit Index.

Exhibit Index

Exhibit	Description
10.1	Cambridge Trust Company Supplemental Executive Retirement Agreement for Michael F. Carotenuto, dated February 7, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMBRIDGE BANCORP

Date:	February 9, 2022	By:	/s/ Michael F. Carotenuto
Michael F. Carotenuto Executive Vice President and Chief Financial Officer